DEBTOR(S):	Midway Gold US Inc.	**MONTHLY OPERATING REPORT** CHAPTER 11	
CASE NUMBER:	15-16835		

Form 2-A
COVER SHEET

For Period End Date: 1/31/2016

Accounting Method: Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 2/26/2016 **Print Name:** William M. Zisch

Signature: William M. Zisch

Title: CEO and President

Rev. 1/31/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

1/1/2016 to 1/31/2016 Month 1-16

CASH FLOW SUMMARY

	Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. **Beginning Cash Balance**	$ 64,770	23,500,988	40,690	-	100	2,521,268	100	12,364	1,676	700	1,186	-	-	-	26,143,842 [1]
2. Cash Receipts															
Sales	-	-	-	-	-	1,320,569	-	-	-	-	-	-	-	-	1,320,569
Sale of Assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	36,020	-	320,000	-	-	-	280,000	280,000	-	1,000	1,000	-	-	-	918,020 [2]
Miscellaneous	45	14,673	3,984	-	-	34,242	-	-	-	-	-	-	-	-	52,944
Total Cash Receipts	$ 36,066	14,673	323,984	-	0	1,354,811	280,000	280,000	-	1,000	1,000	-	-	-	2,291,534
3. Cash Disbursements															
Operations	(12,167)	(151,962)	(323,790)	-	-	(1,095,877)	-	(284,691)	(317)	(345)	(556)	-	-	-	(1,869,705)
Debt Service/Secured loan payment	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees	(851)	(712,244)	(6,500)	-	-	(91,293)	-	(1,300)	(325)	(325)	(325)	-	-	-	(813,163)
Professional fees paid from retainer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	(638,020)	-	-	-	-	(280,000)	-	-	-	-	-	-	-	(918,020) [2]
Total Cash Disbursements	$ (13,018)	(1,502,226)	(330,290)	-	0	(1,187,170)	(280,000)	(285,991)	(642)	(670)	(881)	-	-	-	(3,600,889)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	23,048	(1,487,554)	(6,306)	-	-	167,640	-	(5,991)	(642)	330	119	-	-	-	(1,309,355)
5 **Ending Cash Balance (to Form 2-C)**	$ 87,817	22,013,435	34,384	-	100	2,688,908	100	6,373	1,034	1,031	1,305	-	-	-	24,834,486

CASH BALANCE SUMMARY

	Financial Institution	Balance 31-Jan-16
MDW Corp	TD Canada Trust (CAD)	$ 87,817 [4]
Midway Gold US	Wells Fargo N.A.	22,013,435
Midway Services Company	Wells Fargo N.A.	34,384
Nevada Talon	Wells Fargo N.A.	1,031
Realty	Wells Fargo N.A.	1,305
RR Exploration	Wells Fargo N.A.	1,034
Mine Services LLC [3]	Wells Fargo N.A.	363
MDW Pan Hold Co.	Wells Fargo N.A.	100
MDW GR Hold Co.	Wells Fargo N.A.	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100
MDW Pan LLP	Wells Fargo N.A.	2,328,224
MDW Pan LLP	BNY Mellon	360,683
MDW Gold Rock LLP	Wells Fargo N.A.	6,373
		$ 24,835,049 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Any differences in intercompany transfers are due to foreign exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $62,370.21
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period: 6/22/2015 to 1/31/2016

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	15,655,731	-	-	-	-	-	-	-	-	15,655,731
Sale of Assets		-	25,000,000	-	-	-	-	-	-	-	-	-	-	-	-	25,000,000
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		323,032	5,171,588	2,895,000	-	5,019,000	-	667,000	667,000	140,000	49,000	6,500	-	-	-	14,938,121 [2]
Miscellaneous		47,625	94,532	50,985	-	-	402,262	-	-	-	-	-	-	-	-	595,404
Total Cash Receipts	$	370,658	30,266,120	2,945,985	-	5,019,000	16,057,993	667,000	667,000	140,000	49,000	6,500	-	-	-	56,189,256
3. Cash Disbursements																
Operations		(177,116)	(946,211)	(2,981,289)	-	-	(7,742,814)	-	(647,978)	(142,074)	(47,588)	(7,150)	-	-	-	(12,692,219)
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees		(170,709)	(3,278,329)	(14,950)	-	-	(1,026,414)	-	(16,143)	(1,625)	(1,300)	(975)	-	-	-	(4,510,445)
Professional fees paid from retainer		(20,174)	-	-	-	-	-	-	-	-	-	-	-	-	-	(20,174)
Intercompany Transfer		(195,288)	(4,042,657)	-	-	(5,019,000)	(5,019,000)	(667,000)	-	-	-	-	-	-	-	(14,942,945) [2]
Total Cash Disbursements	$	(563,288)	(8,267,197)	(2,996,239)	-	(5,019,000)	(13,788,228)	(667,000)	(664,121)	(143,699)	(48,888)	(8,125)	-	-	-	(32,165,784)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(192,630)	21,998,924	(50,254)	-	-	2,269,765	-	2,879	(3,699)	112	(1,625)	-	-	-	24,023,472
5 Ending Cash Balance (to Form 2-C)	$	87,817	22,013,435	34,384	-	100	2,688,908	100	6,373	1,034	1,031	1,305	-	-	-	24,834,486

CASH BALANCE SUMMARY	Financial Institution	Book Balance 31-Jan-16	Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$ 87,817 [4]	$ 280,447
Midway Gold US	Wells Fargo N.A.	22,013,435	14,511
Midway Services Company	Wells Fargo N.A.	34,384	84,638
Nevada Talon	Wells Fargo N.A.	1,031	919
Realty	Wells Fargo N.A.	1,305	2,930
RR Exploration	Wells Fargo N.A.	1,034	4,733
Mine Services LLC [3]	Wells Fargo N.A.	363	363
MDW Pan Hold Co.	Wells Fargo N.A.	100	100
MDW GR Hold Co.	Wells Fargo N.A.	100	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100	100
MDW Pan LLP	Wells Fargo N.A.	2,328,224	382,665
MDW Pan LLP	BNY Mellon	360,683	36,478
MDW Gold Rock LLP	Wells Fargo N.A.	6,373	3,494
		$ 24,835,049 [5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Any differences in intercompany transfers are due to foreign exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $62,370.21
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

1/1/2016 to 1/31/2016 Month 1-16

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(1,502,226)	(638,020)	(864,206)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	(13,018)	-	(13,018)
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	(280,000)	(280,000)	-
15-16839	RR Exploration	One Wells Fargo	(642)	-	(642)
15-16840	Midway Services Co.	One Wells Fargo	(330,290)	-	(330,290)
15-16841	Nevada Talon, LLC	One Wells Fargo	(670)	-	(670)
15-16842	MDW Pan Holding	One Wells Fargo	-	-	-
15-16843	MDW Pan, LLP	One Wells Fargo / Four BNY Mellon	(1,187,170)	-	(1,187,170) -
15-16844	MDW Gold Rock, LLP	One Wells Fargo	(285,991)	-	(285,991)
15-16845	Midway Gold Realty	One Wells Fargo	(881)	-	(881)
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		**(3,600,889)**	**(918,020)**	**(2,682,869)**

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 1/1/2016 to 1/31/2016

CASH RECEIPTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description		Amount (USD$)
1/13/2016	TD Bank	21	Miscellaneous		45.42
1/22/2016	Midway Gold U.S. (Transfer)	21	Intercompany Transfer		36,020.45
1/29/2016	Blue Radio Rent	2	Miscellaneous		6,800.63
1/6/2016	TCG Global Rent	2	Miscellaneous		7,872.25
1/28/2016	Midway Gold U.S. (Transfer)	5	Intercompany Transfer		1,000.00
1/28/2016	Midway Gold U.S. (Transfer)	9	Intercompany Transfer		1,000.00
1/28/2016	Midway Gold U.S. (Transfer)	15	Intercompany Transfer		10,000.00
1/7/2016	Midway Gold U.S. (Transfer)	15	Intercompany Transfer		70,000.00
1/4/2016	Midway Gold U.S. (Transfer)	15	Intercompany Transfer		200,000.00
1/26/2016	COBRA Deposit	16	Miscellaneous		3,983.88
1/5/2016	Midway Gold U.S. (Transfer)	16	Intercompany Transfer		120,000.00
1/15/2016	Midway Gold U.S. (Transfer)	16	Intercompany Transfer		200,000.00
1/28/2016	Homestake Mining Company	19	Miscellaneous		847.00
1/12/2016	McClelland Labs	19	Miscellaneous		33,395.00
1/26/2016	Metalor	19	Sales		94,013.50
1/11/2016	Metalor	19	Sales		220,175.40
1/19/2016	Metalor	19	Sales		274,428.00
1/25/2016	Metalor	19	Sales		292,248.00
1/29/2016	Metalor	19	Sales		439,704.00
1/28/2016	GR Hold Co. (Transfer)	20	Intercompany Transfer		10,000.00
1/7/2016	GR Hold Co. (Transfer)	20	Intercompany Transfer		70,000.00
1/4/2016	GR Hold Co. (Transfer)	20	Intercompany Transfer		200,000.00
			Total Sales	$	1,320,568.90
			Total Intercompany Transfers	$	918,020.45
			Total Sale of Assets	$	0.00
			Total Miscellaneous	$	52,944.18
			Total Cash Receipts	$	2,291,533.53 [1]

[1] Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

Rev. 1/31/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 1/1/2016 to 1/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
21	1/8/2016	903	Blender Media	$	-318.04
21	1/8/2016	904	KPMG	$	-552.87
21	1/22/2016	fees	Handling Fee	$	-49.56
21	1/22/2016	905	Blender Media	$	-636.04
21	1/22/2016	906	Computershare	$	-716.55
21	1/22/2016	907	DLA Piper Canada	$	-851.29
21	1/22/2016	908	Sadhra & Chow	$	-9,893.99
2	1/4/2016	transfer	Co. 2 to Co. 15	$	-200,000.00
2	1/4/2016	144777	Genesis Gold Corp	$	-10,710.00
2	1/5/2016	transfer	Co. 2 to Co. 16	$	-120,000.00
2	1/1/2016	6164	Barbarich Property Management	$	-525.00
2	1/7/2016	transfer	Co. 2 to Co. 15	$	-70,000.00
2	1/8/2016	144778	ARTIS HRA Inverness	$	-27,705.51
2	1/8/2016	144782	ISC dba Venture Tech	$	-9,186.54
2	1/8/2016	144781	Guidewire Systems Integrator	$	-6,566.40
2	1/8/2016	160001	Certent Inc	$	-4,914.96
2	1/8/2016	6168	Marsh	$	-3,033.00
2	1/8/2016	144780	Grow Resources	$	-3,000.00
2	1/8/2016	144779	All Copy Products - Denver	$	-1,106.40
2	1/8/2016	144783	Teresa Gustine	$	-650.00
2	1/8/2016	6171	Top Gun Recruiting Partners	$	-510.00
2	1/8/2016	6172	Verizon Wireless	$	-495.91
2	1/8/2016	6165	Century Link	$	-197.00
2	1/8/2016	6166	Cintas Corporation	$	-174.50
2	1/8/2016	144798	Frontier	$	-173.49
2	1/8/2016	6169	Pure Water Dynamics Inc	$	-162.16
2	1/8/2016	6170	Tonopah Public Utilities	$	-36.55
2	1/8/2016	6167	Fed Ex	$	-9.75
2	1/11/2016	Fees	Wells Fargo	$	-939.51
2	1/15/2016	transfer	Co. 2 to Co. 16	$	-200,000.00
2	1/15/2016	6178	Board Fees - Richard Sawchak	$	-7,250.00
2	1/15/2016	6174	Board Fees - Frank Yu	$	-5,500.00
2	1/15/2016	6177	Board Fees - Martin Hale	$	-4,750.00
2	1/15/2016	6180	Board Fees - Trey Anderson	$	-3,500.00
2	1/15/2016	144805	Microsoft	$	-1,200.00
2	1/15/2016	144803	ISC dba Venture Tech	$	-1,055.85
2	1/15/2016	144806	Teresa Gustine	$	-1,025.00
2	1/15/2016	144802	Grow Resources	$	-1,000.00
2	1/15/2016	144801	Centri Business Consulting	$	-918.75

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 1/1/2016 to 1/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
2	1/15/2016	6176	Lexis Nexis	$	-889.06
2	1/15/2016	6179	Suburban Propane	$	-208.50
2	1/15/2016	6173	Fed Ex	$	-109.96
2	1/15/2016	144804	James Wilbourn	$	-59.52
2	1/15/2016	6175	Iron Mountain	$	-20.00
2	1/19/2016	160002	Payworks	$	-47.49
2	1/22/2016	transfer	Co. 2 to Co. 21	$	-36,020.45
2	1/22/2016	144824	EPIQ Systems	$	-19,909.51
2	1/22/2016	6182	Parr Brown Gee & Loveless	$	-2,070.00
2	1/22/2016	6183	Top Gun Recruiting Partners	$	-1,377.00
2	1/22/2016	144826	Teresa Gustine	$	-1,150.00
2	1/22/2016	144825	Grow Resources	$	-1,000.00
2	1/22/2016	6181	Fed Ex	$	-26.50
2	1/28/2016	transfer	Co. 2 to Co. 15	$	-10,000.00
2	1/28/2016	transfer	Co. 2 to Co. 5	$	-1,000.00
2	1/28/2016	transfer	Co. 2 to Co. 9	$	-1,000.00
2	1/29/2016	160006	Moelis	$	-536,137.83
2	1/29/2016	160003	Cooley	$	-52,000.00
2	1/29/2016	160004	FTI Consulting	$	-48,722.05
2	1/29/2016	160005	Gavin/Solmonese	$	-28,000.00
2	1/29/2016	144840	ARTIS HRA Inverness	$	-27,703.42
2	1/29/2016	160007	Sender Wasserman	$	-14,799.31
2	1/29/2016	6190	US Trustee	$	-9,750.00
2	1/29/2016	144842	Centri Business Consulting	$	-7,500.00
2	1/29/2016	6184	Douglas Co Treasuer	$	-4,580.62
2	1/29/2016	160009	Angel Lyons	$	-2,500.00
2	1/29/2016	6193	US Trustee	$	-1,625.00
2	1/29/2016	144847	US Bank Corporate Payment	$	-1,394.59
2	1/29/2016	144847	Teresa Gustine	$	-1,175.00
2	1/29/2016	144844	Grow Resources	$	-1,000.00
2	1/29/2016	144842	Centri Business Consulting	$	-962.50
2	1/29/2016	160010	Computershare	$	-732.23
2	1/29/2016	6194	Verizon Wireless	$	-560.98
2	1/29/2016	6191	US Trustee	$	-325.00
2	1/29/2016	6192	US Trustee	$	-325.00
2	1/29/2016	6189	US Trustee	$	-325.00
2	1/29/2016	6188	US Trustee	$	-325.00
2	1/29/2016	144841	All Copy Products - MO	$	-225.76
2	1/29/2016	6187	NV Energy	$	-152.33
2	1/29/2016	6186	Mt Wheeler Power	$	-62.12

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 1/1/2016 to 1/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
2	1/29/2016	144848	Eric LeLacheur	$	-50.00
2	1/29/2016	144845	Offices for Less	$	-50.00
2	1/29/2016	6185	Fed Ex	$	-36.48
2	1/29/2016	160008	Payworks	$	-21.92
5	1/15/2016	1056	CT Corporation	$	-192.40
5	1/22/2016	1057	Keystate Corporate Management	$	-27.34
5	1/29/2016	1058	Key State Corporate	$	-125.00
5	1/29/2016	1059	US Trustee	$	-325.00
9	1/15/2016	144799	City of Ely	$	-158.05
9	1/29/2016	2105	Mt Wheeler Power	$	-397.97
9	1/29/2016	2106	US Trustee	$	-325.00
10	1/15/2016	3429	CT Corporation	$	-192.40
10	1/29/2016	3430	Key State Corp	$	-125.00
10	1/29/2016	3431	US Trustee	$	-325.00
15	1/4/2016	transfer	Wells Fargo	$	-200,000.00
15	1/7/2016	transfer	Wells Fargo	$	-70,000.00
15	1/28/2016	transfer	Wells Fargo	$	-10,000.00
16	1/5/2016	Payroll	Paycom	$	-77,380.54
16	1/5/2016	Payroll	Paycom	$	-52,760.34
16	1/5/2016	Payroll	Paycom	$	-583.62
16	1/6/2016	10104	Garnishment	$	-350.00
16	1/8/2016	144784	Allstate	$	-208.28
16	1/12/2016	160001	Rocky Mountain Reserve	$	-720.37
16	1/13/2016	160000	Principal	$	-7,306.40
16	1/14/2016	10105	Garnishment	$	-424.70
16	1/18/2016	10106	Garnishment	$	-350.00
16	1/19/2016	Payroll	Paycom	$	-56,253.96
16	1/19/2016	Payroll	Paycom	$	-51,839.51
16	1/19/2016	Payroll	Paycom	$	-1,097.43
16	1/20/2016	160003	Cigna	$	-57,967.89
16	1/20/2016	160002	Rocky Mountain Reserve	$	-115.75
16	1/22/2016	160004	Principal	$	-7,582.98
16	1/22/2016	1076	Metlife	$	-5,907.28
16	1/22/2016	160005	Principal	$	-1,259.78
16	1/26/2016	160006	Rocky Mountain Reserve	$	-720.37

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 1/1/2016 to 1/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
16	1/29/2016	1077	US Trustee	$	-6,500.00
16	1/29/2016	144849	Vision Services Plan	$	-610.90
16	1/29/2016	10108	Garnishment	$	-350.00
19	1/4/2016	160000	Orion Royalty Co	$	-195,629.94
19	1/5/2016	160002	Compressor Pump & Service Inc.	$	-6,095.00
19	1/5/2016	160001	American Mechanical Systems	$	-2,636.71
19	1/8/2016	160004	Ledcor	$	-72,000.00
19	1/8/2016	144787	Alternative Maintenance Solutions LLC	$	-16,828.24
19	1/8/2016	144795	Titan Constructors	$	-12,791.04
19	1/8/2016	144788	American Assay Labs	$	-10,000.00
19	1/8/2016	144796	US Bank Corp	$	-9,931.78
19	1/8/2016	144794	Resource Concepts Inc	$	-8,592.41
19	1/8/2016	2732	Suburban Propane	$	-8,000.00
19	1/8/2016	144791	James Moore	$	-7,358.08
19	1/8/2016	144789	Andrea Gill	$	-5,349.00
19	1/8/2016	144792	Lynn Greenman	$	-5,000.00
19	1/8/2016	144793	Michael Iannacchione	$	-3,699.84
19	1/8/2016	144790	Davis Graham & Stubbs	$	-2,091.00
19	1/8/2016	144797	United Rentals	$	-1,039.39
19	1/8/2016	2729	Barrick Gold	$	-982.02
19	1/8/2016	2731	Ruby Mountain	$	-308.00
19	1/8/2016	2730	Eureka Town Water and Sewer	$	-33.20
19	1/11/2016	160003	Thomas Petroleum	$	-16,686.78
19	1/13/2016	160005	American Mechanical Systems	$	-4,894.57
19	1/13/2016	160006	DeLeon Trucking	$	-1,500.00
19	1/13/2016	160007	Hatton Safe & Security Inc.	$	-1,400.00
19	1/15/2016	160008	Ledcor	$	-65,000.00
19	1/15/2016	144811	Cyanco	$	-50,000.00
19	1/15/2016	2733	Easter-Owens Electric Co.	$	-24,544.00
19	1/15/2016	2735	Mt. Wheeler Power	$	-24,387.55
19	1/15/2016	144823	Alternative Maintenance Solutions LLC	$	-20,982.26
19	1/15/2016	144813	John Ross MacLean	$	-18,283.28
19	1/15/2016	144808	Alternative Maintenance Solutions LLC	$	-13,485.00
19	1/15/2016	144818	Stine Consulting	$	-13,200.00
19	1/15/2016	144809	American Assay Labs	$	-10,000.00
19	1/15/2016	144820	Titan Constructors	$	-8,802.81
19	1/15/2016	144815	Lynn Greenman	$	-6,500.00
19	1/15/2016	144822	United Rentals	$	-4,602.42
19	1/15/2016	144810	Andrea Gill	$	-4,500.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 1/1/2016 to 1/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	1/15/2016	144817	Solenis	$	-4,023.00
19	1/15/2016	144816	RPA Advisors	$	-3,268.75
19	1/15/2016	2734	Jeffery Snyder	$	-3,155.58
19	1/15/2016	144819	Sunbelt Rentals	$	-2,961.09
19	1/15/2016	144814	Luskin, Stern, Eisler	$	-2,831.40
19	1/15/2016	2738	Western Environmental Testing	$	-2,650.00
19	1/15/2016	2737	Nevada Department of Taxation	$	-2,632.58
19	1/15/2016	144821	US Bank Corp	$	-2,515.69
19	1/15/2016	2739	Western Oilfield Supply Co	$	-2,258.27
19	1/15/2016	144807	Air Sciences	$	-1,788.26
19	1/15/2016	2736	NORCO	$	-854.00
19	1/15/2016	144812	Enterprise Rent-A-Car-(NV)	$	-789.47
19	1/22/2016	160009	Ledcor	$	-79,227.00
19	1/22/2016	144833	RPA Advisors	$	-27,145.50
19	1/22/2016	144829	Andy Kaczmarek	$	-16,929.61
19	1/22/2016	144827	Alternative Maintenance Solutions LLC	$	-15,491.08
19	1/22/2016	144837	Titan Constructors	$	-14,195.08
19	1/22/2016	144839	Luskin, Stern, Eisler	$	-13,234.00
19	1/22/2016	144830	Gustavson Associates	$	-12,039.05
19	1/22/2016	144835	Stine Consulting	$	-11,200.00
19	1/22/2016	2746	Sanitary Septic Service	$	-5,982.40
19	1/22/2016	144832	Lynn Greenman	$	-5,000.00
19	1/22/2016	144828	Andrea Gill	$	-4,927.86
19	1/22/2016	2747	Suburban Propane	$	-4,000.00
19	1/22/2016	144831	Jeffery Snyder	$	-3,397.20
19	1/22/2016	144838	United Rentals	$	-2,682.90
19	1/22/2016	2740	Ely Disposal	$	-1,400.00
19	1/22/2016	2742	Eureka County TV District	$	-750.00
19	1/22/2016	2744	Ruby Mountain	$	-685.00
19	1/22/2016	2741	Enviro Care Inc	$	-400.00
19	1/22/2016	2745	SVL Analytical Inc	$	-320.40
19	1/22/2016	2743	NORCO	$	-199.08
19	1/22/2016	144834	Scott McOmber	$	-35.32
19	1/26/2016	160010	The Modal Shop	$	-20,203.12
19	1/26/2016	160014	AT&T	$	-1,739.94
19	1/26/2016	160012	AT&T	$	-1,499.54
19	1/26/2016	160013	AT&T	$	-122.37
19	1/26/2016	160015	AT&T	$	-70.00
19	1/29/2016	160011	Ledcor	$	-60,000.00
19	1/29/2016	144863	Titan Constructors	$	-44,396.96

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 1/1/2016 to 1/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	1/29/2016	144853	Cyanco	$	-24,969.94
19	1/29/2016	144860	RPA Advisors	$	-23,342.50
19	1/29/2016	144850	Alternative Maintenance Solutions LLC	$	-14,880.00
19	1/29/2016	144862	Stephen Stine	$	-13,832.66
19	1/29/2016	144857	Luskin, Stern, Eisler	$	-10,746.00
19	1/29/2016	2758	U.S Trustee	$	-10,400.00
19	1/29/2016	144856	John Ross MacLean	$	-10,117.15
19	1/29/2016	144851	American Assay	$	-10,000.00
19	1/29/2016	2757	Sanitary Septic Service	$	-5,110.40
19	1/29/2016	144858	Lynn Greenman	$	-5,019.45
19	1/29/2016	144861	SWCA	$	-5,000.00
19	1/29/2016	144852	Andrea Gill	$	-4,841.97
19	1/29/2016	144855	Jeffery Snyder	$	-4,496.67
19	1/29/2016	2761	Western Oilfields Supply Co.	$	-2,258.27
19	1/29/2016	2754	Nevada Rural Housing Authority	$	-1,795.00
19	1/29/2016	144859	Pennstrom Consulting	$	-1,500.00
19	1/29/2016	144854	Enterprise NV	$	-1,059.93
19	1/29/2016	2751	Murdocks Metal & Paint	$	-1,000.00
19	1/29/2016	2749	Enterprise Damage Recovery Unit	$	-525.62
19	1/29/2016	2753	NORCO	$	-434.64
19	1/29/2016	2755	Quick Space	$	-382.43
19	1/29/2016	2752	NMS Labs	$	-370.00
19	1/29/2016	2759	U.S Trustee	$	-325.00
19	1/29/2016	2750	Mt. Wheeler Power	$	-215.28
19	1/29/2016	144864	US Bank Corp	$	-173.74
19	1/29/2016	2760	Western Environmental Testing	$	-150.00
19	1/29/2016	2748	Airgas, Inc	$	-61.94
19	1/29/2016	2756	Ruby Mountain	$	-26.00
20	1/1/2016	1078	DOI Bureau of Land Management	$	-10,000.00
20	1/5/2016	160001	Orion Royalty Co	$	-121,481.70
20	1/8/2016	144785	Anchor Minerals	$	-67,476.10
20	1/8/2016	1079	Brian Peart	$	-60,000.00
20	1/15/2016	1080	Ronny Jordan	$	-15,000.00
20	1/29/2016	1081	Jerry Pankow	$	-9,250.00
20	1/29/2016	1083	US Trustee	$	-975.00
20	1/15/2016	144800	HydroGeoLogica Inc	$	-826.80
20	1/8/2016	144786	Davis Graham & Stubbs	$	-656.00
20	1/29/2016	1082	US Trustee	$	-325.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 1/1/2016 to 1/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee	Amount (USD$)
			Total Cash Disbursements $	**-3,600,889.01** [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 1/31/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 1/31/2016

		CONSOLIDATED January 31, 2016 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		24,835,049	811,577
Accounts Receivable		84,906	201,443
Inventory		4,048,744	20,105,452
Prepaid		3,872,690	3,871,105
Other Current Assets		97,647	102,495
Total Current Assets		**32,939,036**	**25,092,072**
Investments		375	375
Investment in Partnerships		0	0
Property & Equipment		131,602,552	132,722,845
Reclamation Deposits		1,244,642	3,744,642
Mineral Properties		13,413,553	18,029,003
Other Long Term Assets		98,248	98,248
Total Long Term Assets		**146,359,370**	**154,595,113**
Total Assets		**179,298,406**	**179,687,185**
Current Liabilities			
Accounts Payable - Pre-Petition		(18,766,488)	(21,646,032)
Accounts Payable - Post-Petition		(2,818,685)	0
Reclamation and Remediation		(8,715)	(8,715)
Other Short Term Liabilities		(259,590)	(265,260)
Short Term Debt		(55,502,292)	(51,673,880)
Total Current Liabilities		**(77,355,770)**	**(73,593,887)**
Long Term Liabilities			
Reclamation and Remediation		(8,302,227)	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		(365,494)	(389,394)
Long Term Debt		0	0
Employee Related Benefits		(500)	(2,500)
Total Long Term Liabilities		**(8,668,286)**	**(8,790,960)**
Total Liabilities		**(86,024,056)**	**(82,384,847)**
Redeemable Preferred Stock		(57,077,726)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital		0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		1,072,392	25,463,917
Accumulated Deficit		129,919,320	98,804,366
Total Shareholder's Equity		**(36,196,624)**	**(42,920,053)**
Liability and Equity		**(179,298,406)**	**(179,687,185)**

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 1/1/2016 to 1/31/2016

	CONSOLIDATED January 2016 Actual		CONSOLIDATED January 2016 [1] Actual (Accum Post-Petition)
Revenue			
Sales	(1,320,646)		(15,660,268)
Total Revenue	**(1,320,646)**		**(15,660,268)**
Cost of Sales			
Cost of Goods Sold	978,970		11,756,387
Depreciation	499,737		5,500,462
Inventory Write-Down	122,802		9,194,098
Total Cost of Sales	**1,601,509**		**26,450,947**
Accretion	0		219,007
Mineral exploration expenditures	2,741		827,368
General & Administrative			
Consulting	257,923		1,987,452
Depreciation - CGA	22,230		164,426
Interest and bank charges	989		9,344
Legal, audit and accounting	186,331		2,428,967
Office & administrative	101,510		724,089
Salaries and benefits	107,763		1,020,438
Transfer agent and filing fees	3,041		27,571
Travel	40		5,481
Investor relations	20,267		59,671
Total General & Administrative	**700,094**		**6,427,438**
Total Operating Costs	**2,304,344**		**33,924,759**
Foreign exchange (gain) loss	272		222
Other income	88,467		1,035,172
(Gain) loss on disposal of PP&E	0		(18,820,340)
Interest and investment income	(45)		(270)
Total Other (Income) Expense	**88,694**		**(17,785,216)**
Restructuring Items	0		3,828,412 [2]
Net Loss Before Income Tax	**1,072,392**		**4,307,687**
Income tax recovery	0		0
Net Income	**1,072,392**		**4,307,687**

[1] Accumulated totals include all revenue and expenses since the petition date.

[2] Write-off of deferred financing costs in accordance with U.S. GAAP as of June 30, 2015.

Rev. 1/31/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 1/1/2016 to 1/31/2016

Summary of Post-Petition Taxes

Type of tax	1 Unpaid post-petition taxes from prior reporting month(1)	2 Post-petition taxes accrued this month (new obligations)	3 Post-petition tax payments made this reporting month	4 Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$14,134	$33,453	$31,725	$15,863
Employee FICA taxes withheld	4,987	20,895	17,254	8,627
Employer FICA taxes	4,863	21,018	17,254	8,627
Unemployment taxes				
Other:______				
State				
Sales, use & excise taxes				
Unemployment taxes		8,050	8,050	
Other:______				
Local				
Personal property taxes				
Real property taxes				
Other:______				
			Total unpaid post-petition taxes	$33,117

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary

Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation	Federal INS	$1,000,000	5/1/2016	5/1/2016
General liability	Federal INS	1,000,000	5/1/2016	5/1/2016
Property (fire, theft, etc.)	National UN-PA	35,000,000	4/1/2016	4/1/2016
Vehicle	Federal INS	1,000,000	5/1/2016	5/1/2016
Other (list): Umbrella Liability	Federal INS	25,000,000	5/1/2016	5/1/2016
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/1/2016	7/1/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 1/1/2016 to 1/31/2016

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ 64,702	$ -	$ -	$ -	$ 64,702
Post-petition receivables	20,204				20,204
Total	$ 84,906	$ -	$ -	$ -	$ 84,906

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 400,526	$ 430,594	$ 366,399	$ 461,260	$ 1,658,779
Other Payables	1,159,906	-	-	-	1,159,906
Total	$ 1,560,432	$ 430,594	$ 366,399	$ 461,260	$ 2,818,685

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (103,391)	$ -	7/17/2015	$ (411,822)
Debtor Local Counsel - S&W	25,000	(12,431)	(14,799)	7/16/2015	(5,357)
Debtor Canadian Counsel - DLA Piper	-	-	(851)	N/A	-
Canadian Information Officer - E&Y	40,196	-	-	N/A	40,196
EY Counsel - Borden Ladner Gervais	-	-	-	N/A	-
Debtor Financial Advisor - FTI Consulting	97,404	(83,866)	(48,722)	7/24/2015	(131,215)
Investment Bank - Moelis	-	(137,385)	(536,138)	11/6/2015	(581,942)
Lender's Counsel - Luskin Stern	-	(1,979)	(26,811)	N/A	(1,979)
Lender's Local Counsel - Fairfield & Woods	-	-	-	N/A	-
Lender's Financial Advisor - RPA	50,000	(5,980)	(53,757)	N/A	44,020
Lender's Technical Advisor - RPA	-	-	-	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(19,000)	(52,000)	8/14/2015	(196,435)
UCC Financial Advisor - Gavin Solmonese	-	(5,500)	(28,000)	8/19/2015	(10,249)
Epiq	10,947	(12,893)	(19,910)	7/23/2015	(1,946)
Total	$ 278,225	$ (382,425)	$ (780,988)		$ (1,256,729)

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
William Zisch	CEO and President	Payroll	$ 30,769
James Wilbourn	General Counsel and Corporate Secretary	Payroll and Expense Reimbursement	12,752

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. CASE NO: 15-16836

21

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	13,018				
February			0				
March			0				
TOTAL 1st Quarter		$	13,018.34	$			
April		$	0				
May			0				
June	2015		129		325		
TOTAL 2nd Quarter		$	129.31	$	325	6023	7/30/2015
July	2015	$	30,419				
August	2015		87,275				
September	2015		52,528		1,625		
TOTAL 3rd Quarter		$	170,222.22	$	1,625	6111	10/30/2015
October	2015	$	53,734				
November	2015		49,302				
December	2015		81,594		1,625		
TOTAL 4th Quarter		$	184,629.64	$	1,625	6193	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. 2 CASE NO: 15-16835

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 1/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016 $	864,206			
February		0			
March		0			
TOTAL 1st Quarter $		864,205.96 $			
April	$	0			
May		0			
June	2015	4,885	325		
TOTAL 2nd Quarter $		4,885.00 $	325	6026	7/30/2015
July	2015 $	310,374			
August	2015	104,147			
September	2015	534,777	4,875		
TOTAL 3rd Quarter $		949,298.55 $	4,875	6112	10/30/2015
October	2015 $	538,032			
November	2015	267,448			
December	2015	1,600,670	9,750		
TOTAL 4th Quarter $		2,406,149.95 $	9,750	6190	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company 16 CASE NO: 15-16840

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	330,290				
February			0				
March			0				
TOTAL 1st Quarter		$	330,290.10	$			
April		$	0				
May			0				
June	2015		273,696		1,950		
TOTAL 2nd Quarter		$	273,696.14	$	975	1059	7/30/2015
July	2015	$	482,486				
August	2015		408,927				
September	2015		494,715		6,500		
TOTAL 3rd Quarter		$	1,386,127.43	$	6,500	1070	10/30/2015
October	2015	$	361,174				
November	2015		348,295				
December	2015		296,656		6,500		
TOTAL 4th Quarter		$	1,006,125.47	$	6,500	1077	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC
13

CASE NO: 15-16846

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0			
February			0			
March			0			
TOTAL 1st Quarter		$	0.00 $			
April		$	0			
May			0			
June	2015		0	325		
TOTAL 2nd Quarter		$	0.00 $	325	6025	7/30/2015
July	2015	$	0			
August	2015		0			
September	2015		0	325		
TOTAL 3rd Quarter		$	0.00 $	325	6107	10/30/2015
October	2015	$	0			
November	2015		0			
December	2015		0	325		
TOTAL 4th Quarter		$	0.00 $	325	6188	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999.........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999.......	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.......	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999.......	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14

CASE NO: 15-16842

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 1/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0.00	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	2518	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	2653	10/30/2015
October	2015	$	0				
November	2015		0				
December	2015		0		325		
TOTAL 4th Quarter		$	0.00	$	325	2759	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP 19

CASE NO: 15-16843

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 1/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$ 1,187,170			
February		0			
March		0			
TOTAL 1st Quarter		$ 1,187,170.41	$		
April		$ 0			
May		0			
June	2015	65,770	650		
TOTAL 2nd Quarter		$ 65,770.00	$ 650	2517	7/30/2015
July	2015	$ 1,472,638			
August	2015	1,110,364			
September	2015	925,659	10,400		
TOTAL 3rd Quarter		$ 3,508,660.03	$ 10,400	2652	10/30/2015
October	2015	$ 1,551,043			
November	2015	1,216,340			
December	2015	1,240,244	10,400		
TOTAL 4th Quarter		$ 4,007,627.65	$ 10,400	2758	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15 | CASE NO: 15-16838

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0.00	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	1066	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	1072	10/30/2015
October	2015	$	0				
November	2015		0				
December	2015		0		325		
TOTAL 4th Quarter		$	0.00	$	325	1082	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP CASE NO: 15-16844

20

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 1/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	285,991				
February			0				
March			0				
TOTAL 1st Quarter		$	285,990.60	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	1067	7/30/2015
July	2015	$	178,488				
August	2015		31,918				
September	2015		21,984		1,950		
TOTAL 3rd Quarter		$	232,389.39	$	1,950	1073	10/30/2015
October	2015	$	122,359				
November	2015		13,327				
December	2015		10,055		975		
TOTAL 4th Quarter		$	145,740.79	$	975	1083	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999.........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration 10 — CASE NO: 15-16839

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	642				
February			0				
March			0				
TOTAL 1st Quarter		$	642.40	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	3424	7/30/2015
July	2015	$	450				
August	2015		141,632				
September	2015		0		975		
TOTAL 3rd Quarter		$	142,081.50	$	975	3428	10/30/2015
October	2015	$	975				
November	2015		0				
December	2015		0		325		
TOTAL 4th Quarter		$	975.00	$	325	3431	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5 CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	670				
February			0				
March			0				
TOTAL 1st Quarter		$	669.74	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	1052	7/30/2015
July	2015	$	41,530				
August	2015		125				
September	2015		5,913		650		
TOTAL 3rd Quarter		$	47,568.29	$	650	1055	10/30/2015
October	2015	$	650				
November	2015		0				
December	2015		0		325		
TOTAL 4th Quarter		$	650.00	$	325	1059	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty 9 **CASE NO:** 15-16845

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016 $	881			
February		0			
March		0			
TOTAL 1st Quarter $		881.02 $			
April	$	0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter $		0.00 $	325	2095	7/30/2015
July	2015 $	2,727			
August	2015	62			
September	2015	2,581	325		
TOTAL 3rd Quarter $		5,370.03 $	325	2101	10/30/2015
October	2015 $	607			
November	2015	275			
December	2015	992	325		
TOTAL 4th Quarter $		1,873.82 $	325	2106	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999.........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999.......	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.......	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999.......	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6

CASE NO: 15-16847

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 1/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0.00	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6021	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	6110	10/30/2015
October	2015	$	0				
November	2015		0				
December	2015		0		325		
TOTAL 4th Quarter		$	0.00	$	325	6191	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. 7 CASE NO: 15-16848

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016 $	0			
February		0			
March		0			
TOTAL 1st Quarter $		0.00 $			
April	$	0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter $		0.00 $	325	6022	7/30/2015
July	2015 $	0			
August	2015	0			
September	2015	0	325		
TOTAL 3rd Quarter $		0.00 $	325	6109	10/30/2015
October	2015 $	0			
November	2015	0			
December	2015	0	325		
TOTAL 4th Quarter $		0.00 $	325	6192	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. 8 CASE NO: 15-16837

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 1/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February			0				
March			0				
TOTAL 1st Quarter		$	0.00	$			
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6024	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	6108	10/30/2015
October	2015	$	0				
November	2015		0				
December	2015		0		325		
TOTAL 4th Quarter		$	0.00	$	325	6189	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-G

NARRATIVE

For Period Ending: 1/31/2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of January 1, 2016 through January 31, 2016. Significant events occurring after this period will be reported in the appropriate subsequent monthly operating report unless otherwise indicated below.

Administrative Case

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015. The Debtors are continuing in possession of their property and are operating and managing their business and affairs as debtors in possession pursuant to 11 U.S.C. §§ 1107 and 1108.

On January 7, 2016, the Debtors filed a *Stipulation Regarding the Liens of Jacobs Field Services North America* (the "Stipulation"). In the Stipulation, Jacobs agreed that a mechanic's lien it recorded in White Pine County, Nevada, does not attach to certain real property located in Ely, Nevada (the "Property") owned by Debtors and under contract to sell. The Stipulation was made an order of the Court on January 11, 2016. On January 8, 2016, Debtors closed the sale of the Property resulting in $268,245.74 in net proceeds. The net proceeds are currently on deposit with the Bankruptcy Court's registry because a creditor has asserted a lien against the net proceeds in the amount of $8,326.50.

On January 12, 2016, Debtors filed their second motion for an order extending the exclusive periods to file a plan and solicit acceptances under 11 U.S.C. § 1121(d) from January 18, 2016 to March 18, 2016 and from March 21, 2016 to May 20, 2016, respectively.

On January 12, 2016, the Court granted the first interim fee applications of Cooley LLP and Gavin/Solmonese LLP, professionals for the Official Committee of Unsecured Creditors, in the amount sod $338,780.70 and $95,158.35, respectively.

On January 13, 2016, Debtors filed a *Motion for an Order (I) Clarifying the Engagement Letter and Order Authorizing Retention of Moelis & Company LLC and (II) Authorizing Payment of Monthly Fee Deferral* (the "Moelis Motion"). In the Moelis Motion, Debtors sought entry of an order modifying the engagement letter with Moelis & Company LLC to clarify the parties' original intent that sale of Spring Valley asset triggered payment of deferred fees.

On January 15, 2016, the Debtors filed their second motion to extend the deadline under 11 U.S.C. § 365(d) in which to assume or reject certain nonresidential real property leases. Depending on the lease, the Debtors requested that the deadline to assume or reject certain nonresidential real property leases be extended by four days, thirty days or sixty days from the January 18, 2016 deadline.

Throughout January the Debtors have been extensively communicating with the Debtors' professionals, prepetition secured lenders and the Committee with respect to restructuring alternatives, sale of assets and all significant matters in these cases.

Operations

Since the bankruptcy filing, Debtors have continued to operate in the normal course of business. The Debtors continue to produce gold from its Pan mine.

The Debtors have continued efforts on leach pad rehabilitation, with the goal of increased permeability and production. These efforts are on-going and have shown positive results to date. As part of these efforts, the Debtors have undertaken various metallurgical tests to better define permeability and gold recovery of future ore.

The Debtors continue to work with regulators and are, to the best of their knowledge, in compliance with environmental, health, and safety regulations.

Attachment 7

Bank Statements for All Bank Accounts

Analyzed Business Checking

WELLS FARGO

Co 2
00058486

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]3265	$23,507,187.53	$14,672.88	-$1,490,132.17	$22,031,728.24

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	01/06	7,872.25	Deposit Made In A Branch/Store
	01/29	6,800.63	Deposit Made In A Branch/Store
		$14,672.88	**Total electronic deposits/bank credits**
		$14,672.88	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	01/04	10,710.00	WT Seq#96288 Genesis Gold Corporatio /Bnf=Genesis Gold Corp Srf# IN15122917465082 Trn#151230096288 Rfb# 000000500
	01/04	130,000.00	Online Transfer Ref #Ibbekbfr24K to 8891621446 on 01/04/2016 1242 PM
	01/04	70,000.00	Online Transfer Ref #Ibbegld8Hmv to 8891621446 on 01/04/2016 0139 PM
	01/04	621.30	Leasedirectrpd Inv.Paymnt 123115 408270 Inv# 00048365886 Due 01/15/1
	01/05	120,000.00	Online Transfer Ref #Ibbegldjcvz to 8891621479 on 01/05/2016 0903 Am
	01/07	70,000.00	Online Transfer Ref #Ibbexwnl44J to 8891621446 on 01/07/2016 0920 Am
	01/08	53,129.81	ACH Prep Origintn - Mgc Resources - File 7876782339 Coid 1270088512
	01/11	938.51	Client Analysis Srvc Chrg 160108 Svc Chge 1215 000006198288265
	01/11	173.49	Frontier Online E-Bill 29719201 Mgc Resources/Midway G
	01/15	200,000.00	Online Transfer Ref #Ibbekbjxm5J to 8891621479 on 01/15/2016 0723 Am
	01/15	5,259.12	ACH Prep Origintn - Mgc Resources - File 7876782339 Coid 1270088512

WELLS FARGO

Electronic debits/bank debits *(continued)*

Effective date	*Posted date*	*Amount*	*Transaction detail*
	01/20	47.49	WT 160119-207583 Canadian Imperial B /Bnf=Payworks Inc Srf# IN16011914433658 Trn#160119207583 Rfb# 000000519
	01/22	19,909.51	WT Fed#07260 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# IN16012115110068 Trn#160122054951 Rfb# 000000523
	01/22	2,150.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	01/25	36,020.45	WT 160125-133915 Toronto-Dominion Ba /Bnf=Midway Gold Corp Srf# IN16012512521059 Trn#160125133915 Rfb# 000000524
	01/28	1,000.00	Online Transfer Ref #Bbexwv3Zvc to 6198288489 on 01/28/2016 0831 Am
	01/28	1,000.00	Online Transfer Ref #Bbekbn44B7 to 6198288422 on 01/28/2016 0833 Am
	01/28	10,000.00	Online Transfer Ref #Bbekbn44Kx to 8891621446 on 01/28/2016 0834 Am
	01/29	28,000.00	WT Fed#09904 PNC Bank, National /Ftr/Bnf=Gavin Solmonese LLC Srf# IN16012815055868 Trn#160129087658 Rfb# 000000529
	01/29	52,000.00	WT Seq#87701 Cooley, LLP, Operating /Bnf=Cooley LLP Srf# IN16012815003317 Trn#160129087701 Rfb# 000000527
	01/29	14,799.31	WT Fed#09938 Vectra Bk Colorado /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# IN16012815090079 Trn#160129087836 Rfb# 000000531
	01/29	1,394.59	WT Fed#09970 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN16012815123317 Trn#160129088182 Rfb# 000000532
	01/29	48,722.05	WT Fed#00372 Bank of America /Ftr/Bnf=Ftl Consulting Inc Srf# IN16012815032538 Trn#160129091734 Rfb# 000000528
	01/29	536,137.63	WT Fed#00662 City National Bank /Ftr/Bnf=Moelis & Company LLC Srf# IN16012815072519 Trn#160129087388 Rfb# 000000530
	01/29	21.92	WT 160129-091739 Canadian Imperial B /Bnf=Payworks Inc Srf# IN16012815165958 Trn#160129091739 Rfb# 000000533
	01/29	732.23	WT 160129-128062 HSBC Bank Canada /Bnf=Computershare Srf# IN16012910112072 Trn#160129128062 Rfb# 000000537
	01/29	2,500.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	01/29	38,440.92	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
		$1,453,709.53	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
	36.55	01/15	6165	197.00	01/13	6175	20.00	01/20
6155	200.00	01/04	6166	174.50	01/14	6176	889.06	01/21
6157 *	3,450.00	01/13	6167	9.75	01/19	6177	4,750.00	01/25
6159 *	160.91	01/12	6168	3,033.00	01/15	6178	7,250.00	01/26
6160	57.93	01/12	6169	162.16	01/12	6179	208.50	01/20
6161	155.91	01/13	6171 *	510.00	01/11	6180	3,500.00	01/25
6162	40.00	01/11	6172	495.91	01/19	6181	26.50	01/29
6163	1,513.00	01/11	6173	109.96	01/21	6182	2,070.00	01/27
6164	525.00	01/15	6174	5,500.00	01/25	6183	1,377.00	01/25
	$36,422.64		**Total checks paid**					

* Gap in check sequence.

$1,490,132.17 **Total debits**

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
12/31	23,507,187.53	01/12	23,056,841.67	01/22	22,820,170.41
01/04	23,295,656.23	01/13	23,053,038.76	01/25	22,769,022.96
01/05	23,175,656.23	01/14	23,052,864.26	01/26	22,761,772.96
01/06	23,183,528.48	01/15	22,844,010.59	01/27	22,759,702.96
01/07	23,113,528.48	01/19	22,843,504.93	01/28	22,747,702.96
01/08	23,060,398.67	01/20	22,843,228.94	01/29	22,031,728.24
01/11	23,057,222.67	01/21	22,842,229.92		

Average daily ledger balance **$22,909,354.81**

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]3489 ■ January 1, 2016 - January 31, 2016 ■ Page 1 of 2

WELLS FARGO

Co. 5

00059700

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]3489	$700.32	$1,000.00	-$219.74	$1,480.58

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	01/28	1,000.00	Online Transfer Ref #Bbexwv3Zvc From 6198288265 on 01/28/2016 0831 Am
		$1,000.00	**Total electronic deposits/bank credits**
		$1,000.00	**Total credits**

Debits

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*
1056	192.40	01/22	1057	27.34	01/27
		$219.74	**Total checks paid**		
		$219.74	**Total debits**		

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
12/31	700.32	01/27	480.58	01/28	1,480.58
01/22	507.92				

Average daily ledger balance $762.87

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]8422 ■ January 1, 2016 - January 31, 2016 ■

WELLS FARGO

Co. 9

00060152

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8422	$1,453.77	$1,000.00	-$426.11	$2,027.66

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	01/28	1,000.00	Online Transfer Ref #Bbekbn44B7 From 6198288265 on 01/28/2016 0833 Am
		$1,000.00	**Total electronic deposits/bank credits**
		$1,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	01/15	158.05	ACH Prep Origintn - Mgc Resources IN - File 7878782339 Coid 1452538923
		$158.05	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*
2104	268.06	01/12

$268.06	**Total checks paid**
$426.11	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
12/31	1,453.77	01/15	1,027.66	01/28	2,027.66
01/12	1,185.71				

Average daily ledger balance **$1,323.18**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Co. 10

00376867

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1724	$1,676.10	$0.00	-$192.40	$1,483.70 ✓

Debits

Checks paid

Number	*Amount*	*Date*
3429	192.40 ✓	01/22

$192.40 **Total checks paid**

$192.40 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
12/31	1,676.10	01/22	1,483.70

Average daily ledger balance **$1,614.03**

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

WELLS FARGO

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager.*

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

60.11

00537122

MINE SERVICES LLC
8310 S VALLEY HWY
ENGLEWOOD CO 80112-5812

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]2618	$363.00	$0.00	$0.00	$363.00 ✓

Daily ledger balance summary

Date	*Balance*
12/31	363.00

Average daily ledger balance $363.00

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

WELLS FARGO

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager.*

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

(0.14

00544250

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1461	$100.00	$0.00	$0.00	$100.00 ✓

Daily ledger balance summary

Date	*Balance*
12/31	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

WELLS FARGO

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Sheet Seq = 0011749

Analyzed Business Checking

WELLS FARGO

Co. 15

0054498

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1446	$100.00	$280,000.00	-$280,000.00	$100.00 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	01/04	130,000.00 ✓	Online Transfer Ref #Bbekbfr24K From 6198288265 on 01/04/2016 1242 PM
	01/04	70,000.00 ✓	Online Transfer Ref #Bbegfd8Hmv From 6198288265 on 01/04/2016 0139 PM
	01/07	70,000.00 ✓	Online Transfer Ref #Bbexwnl44J From 6198288265 on 01/07/2016 0920 Am
	01/28	10,000.00 ✓	Online Transfer Ref #Bbekbn44Kx From 6198288265 on 01/28/2016 0834 Am
		$280,000.00	**Total electronic deposits/bank credits**
		$280,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	01/04	130,000.00 ✓	Online Transfer Ref #Bbecjbr8Ps to 8891621487 on 01/04/2016 1242 PM
	01/04	70,000.00 ✓	Online Transfer Ref #Bben7H63Vh to 8891621487 on 01/04/2016 0140 PM
	01/07	70,000.00 ✓	Online Transfer Ref #Bbe8M9Zzvd to 8891621487 on 01/07/2016 0920 Am
	01/28	10,000.00 ✓	Online Transfer Ref #Bber4R3D4Y to 8891621487 on 01/28/2016 0835 Am
		$280,000.00	**Total electronic debits/bank debits**
		$280,000.00	**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
12/31	100.00	01/07	100.00	01/28	100.00
01/04	100.00				

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]479 ■ January 1, 2016 - January 31, 2016 ■ Page 1 of 3

WELLS FARGO

Co. 16

00544746

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]479	$41,284.57	$323,983.88	-$323,774.05	$41,494.40 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	01/05	120,000.00 ✓	Online Transfer Ref #Bbegfdjcvz From 6198288265 on 01/05/2016 0903 Am
	01/15	200,000.00 ✓	Online Transfer Ref #Bbekbjxm5J From 6198288265 on 01/15/2016 0723 Am
	01/26	3,983.88 ✓	Deposit Made In A Branch/Store
		$323,983.88	**Total electronic deposits/bank credits**
		$323,983.88	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	01/04	594.85 ✓	Vsp Payment Ebillpymts 151231 1067163 Midway Services Compan
	01/05	130,724.50 ✓	WT Fed#06601 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16010508424440 Trn#160105069633 Rfb# 000000504
	01/12	208.28 ✓	American Heritag Benman ACH 010816 12410 Midway Gold US
	01/12	720.37 ✓	Rocky Mtn Res Cu Plan Fundi 011116 Rmmwg Midway Services Comp
	01/13	7,306.40 ✓	Principal Peris Plic-Peris 4-5899300000360 Wells Fargo Payroll
	01/19	109,190.90 ✓	WT Fed#01822 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16011907444819 Trn#160119137041 Rfb# 000000517
	01/20	115.75 ✓	Rocky Mtn Res Op Client Fee 011916 Rmmwg Midway Services Comp
	01/20	57,967.89 ✓	Cigna Edge Trans Collection 603000008217 Midway Services Compan
	01/22	1,259.78 ✓	Principal Peris Plic-Peris 4-5899300001883 Wells Fargo Payroll

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	*Posted date*	*Amount*	*Transaction detail*
	01/26	720.37 √	Rocky Mtn Res Cu Plan Fundi 012516 Rmmwg Midway Services Comp
	01/26	7,582.98 √	Principal Peris Plic-Peris 4-5899300000559 Wells Fargo Payroll
		$316,392.07	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
1076	5,907.28 √	01/29	10105	424.70 √	01/14	10108 *	350.00 √	01/29
10104 *	350.00 √	01/06	10106	350.00 √	01/15			

$7,381.98 **Total checks paid**

* Gap in check sequence.

$323,774.05 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
12/31	41,284.57	01/13	21,380.17	01/20	53,330.93
01/04	40,689.72	01/14	20,955.47	01/22	52,071.16
01/05	29,965.22	01/15	220,605.47	01/26	47,751.68
01/06	29,615.22	01/19	111,414.57	01/29	41,494.40
01/12	28,686.57				

Average daily ledger balance **$65,153.01**

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

WELLS FARGO

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Co. 17

00544994

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]420	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
12/31	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

WELLS FARGO

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Co. 18

00545242

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1453	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
12/31	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

WELLS FARGO

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MDW PAN LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1495	$2,311,774.46	$1,354,810.90	-$1,302,699.75	$2,363,885.61

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	01/11	220,175.40	WT Fed#05327 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0111940061015670 Trn#160111130561 Rfb#
	01/12	33,395.00	WT Fed#06773 Bank of America, N /Org=McClelland Laboratories Inc Srf# 2016011200237686 Trn#160112078261 Rfb# 4054 Refund
	01/19	274,428.00	WT Fed#03988 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0119951626014275 Trn#160119071028 Rfb#
	01/25	292,248.00	WT Fed#08032 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0125964319018348 Trn#160125108206 Rfb#
	01/26	94,013.50	WT Fed#03607 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0126967835013891 Trn#160126122117 Rfb#
	01/28	847.00	WT Fed#02865 Citibank N.A. /Org=Barrick Gold of North America Srf# D0360281346101 Trn#160128120024 Rfb#
	01/29	439,704.00	WT Fed#09117 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0129905425019359 Trn#160129105901 Rfb#
		$1,354,810.90	**Total electronic deposits/bank credits**
		$1,354,810.90	**Total credits**

WELLS FARGO

Debits

Electronic debits/bank debits

Effective date	Posted date	Amount	Transaction detail
	01/04	195,629.94	WT Fed#08323 Citibank N.A. NEW /Ftr/Bnf=Orion Mine Finance Srf# IN16010413392125 Trn#160104162487 Rfb# 000000502
	01/05	6,095.00	WT Fed#09168 Keybank National A /Ftr/Bnf=Compressor-Pump & Service Inc Srf# IN16010510222847 Trn#160105092074 Rfb# 000000505
	01/05	2,636.71	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	01/08	9,931.78	WT Fed#05761 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN16010715150999 Trn#160108055487 Rfb# 000000508
	01/08	1,039.39	WT Fed#05777 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN16010715165837 Trn#160108056135 Rfb# 000000509
	01/08	2,091.00	WT Fed#05784 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN16010715140450 Trn#160108056192 Rfb# 000000507
	01/08	72,000.00	WT Fed#05788 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN16010710392248 Trn#160108056387 Rfb# 000000506
	01/08	69,618.61	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	01/11	16,686.78	Thomas Collect Arinvoices xxxxx6779 Mdw Pan LLP
	01/12	7,794.57	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	01/15	2,515.69	WT Fed#06751 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN16011416103574 Trn#160115152668 Rfb# 000000515
	01/15	2,831.40	WT Fed#06746 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16011416084092 Trn#160115152663 Rfb# 000000513
	01/15	3,268.75	WT Fed#06747 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN16011416093914 Trn#160115152665 Rfb# 000000514
	01/15	65,000.00	WT Fed#06743 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN16011411033573 Trn#160115152662 Rfb# 000000512
	01/15	4,602.42	WT Fed#06754 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN16011416113523 Trn#160115152669 Rfb# 000000516
	01/15	20,982.26	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	01/15	134,332.91	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	01/22	2,682.90	WT Fed#07744 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN16012115061124 Trn#160122055094 Rfb# 000000521
	01/22	13,234.00	WT Fed#07755 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16012115072244 Trn#160122055214 Rfb# 000000522
	01/22	27,145.50	WT Fed#07767 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN16012115050031 Trn#160122055358 Rfb# 000000520
	01/22	79,227.00	WT Fed#07314 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN16011908494205 Trn#160122055488 Rfb# 000000518
	01/22	83,215.20	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	01/26	20,203.12	WT Fed#04503 PNC Bank, National /Ftr/Bnf=The Modal Shop Srf# IN16012515490849 Trn#160126050695 Rfb# 000000525
	01/26	1,499.54	ATT Payment 012416 555257003Epayc Temporaryaccountname
	01/27	122.37	ATT Payment 012616 303001003Epaye Mdw Pan LLP
	01/27	1,739.94	ATT Payment 012616 303005003Epaye Mdw Pan LLP
	01/28	70.00	ATT Payment 012716 709188002Epayf Mdw Pan LLP
	01/29	60,000.00	WT Fed#09897 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN16012519105972 Trn#160129087570 Rfb# 000000526

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	Posted date	Amount	Transaction detail
	01/29	173.74	WT Fed#09938 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN16012816380057 Trn#160129087941 Rfb# 000000536
	01/29	10,746.00	WT Fed#09948 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16012816352871 Trn#160129087960 Rfb# 000000534
	01/29	23,342.50	WT Fed#09970 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN16012816364947 Trn#160129088065 Rfb# 000000535
	01/29	140,114.73	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
		$1,080,573.75	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
	8,000.00	01/06	2730*	33.20	01/14	2738	2,650.00	01/21
2720	401.76	01/04	2731	308.00	01/19	2739	2,258.27	01/25
2721	5,335.25	01/08	2732	8,000.00	01/13	2740	1,400.00	01/27
2725*	540.00	01/11	2733	24,544.00	01/19	2743*	199.08	01/29
2726	173.86	01/12	2735*	24,387.55	01/20	2744	685.00	01/27
2727	382.43	01/13	2736	854.00	01/22	2745	320.40	01/28
2728	133,038.22	01/13	2737	2,632.58	01/25	2746	5,982.40	01/27

$222,126.00 **Total checks paid**

* *Gap in check sequence.*

$1,302,699.75 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
12/31	2,311,774.46	01/13	2,025,949.56	01/22	1,808,562.78
01/04	2,115,742.76	01/14	2,025,916.36	01/25	2,095,919.93
01/05	2,107,011.05	01/15	1,792,382.93	01/26	2,168,230.77
01/06	2,099,011.05	01/19	2,041,958.93	01/27	2,158,301.06
01/08	1,938,995.02	01/20	2,017,571.38	01/28	2,158,757.66
01/11	2,141,943.64	01/21	2,014,921.38	01/29	2,363,885.61
01/12	2,167,370.21				

Average daily ledger balance **$2,060,542.00**

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

The provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

WELLS FARGO

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

For questions, please contact your local banker or relationship manager or call the number listed on your account statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

BNY MELLON

MIDWAY GOLD
[redacted]
8310 S VALLEY HIGHWAYSUITE 280
ENGLEWOOD, CO 80112

Go Paperless. Securely access your account online to view your statements. Ask your BNY Mellon contact how we can help you access your accounts, enter your own transactions or submit an audit confirmation online. Also be sure to ask how Connect(SM), our new web-based, single sign-on platform can help you go paperless.

Visit us at www.bnymellon.com

Account Statement

Statement Period 01/01/2016 Through 01/31/2016

Account [redacted]0698
MDW PAN LLP COMPENSATION ACCT

CLIENT SERVICE MANAGER: BEATA HARVIN
101 BARCLAY STREET, 8TH F
NEW YORK, NY 10286
212-815-6907
BEATA.HARVIN@BNYMELLON.COM

Account Overview



Percent of all Investments		Asset Classification	Market Value
100%	○	CASH AND SHORT TERM	360,683.23
100%		**TOTAL OF ALL INVESTMENTS**	**360,683.23**

19.10121

[redacted]1630

Summary of Assets Held

Asset Classification	Market Value	Cost	Accrued Income	Est Annual Income	Market Yield
CASH AND SHORT TERM	360,683.23	360,683.23	0.00	0.00	0.00%
ACCOUNT TOTALS	**360,683.23**	**360,683.23**	**0.00**	**0.00**	**0.00%**

Summary of Cash Transactions

	Current Period			Year-to-Date	
Transaction Category	Income	Principal	Realized Gains/Losses	Income	Principal
OPENING BALANCE	0.00	360,683.23		0.00	360,683.23
CLOSING BALANCE	0.00	360,683.23	0.00	0.00	360,683.23

The above cash transactions summary is provided for information purposes only and may not reflect actual taxable income or deductible expenses as reportable under the Internal Revenue Code.

Analyzed Business Checking

WELLS FARGO

(0.20

00545734

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]487	$12,363.85	$280,000.00	-$275,440.60	$16,923.25 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	01/04	130,000.00 ✓	Online Transfer Ref #Bbecjbr8Ps From 8891621446 on 01/04/2016 1242 PM
	01/04	70,000.00 ✓	Online Transfer Ref #Bben7H63Vh From 8891621446 on 01/04/2016 0140 PM
	01/07	70,000.00 ✓	Online Transfer Ref #Bbe8M9Zzvd From 8891621446 on 01/07/2016 0920 Am
	01/28	10,000.00 ✓	Online Transfer Ref #Bber4R3D4Y From 8891621446 on 01/28/2016 0835 Am
		$280,000.00	**Total electronic deposits/bank credits**
		$280,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	01/04	121,481.70 ✓	WT Fed#08321 Citibank N.A. NEW /Ftr/Bnf=Orion Mine Finance Srf# IN16010413400437 Trn#160104162488 Rfb# 000000503
	01/08	656.00 ✓	WT Fed#05660 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN16010715185915 Trn#160108055189 Rfb# 000000511
	01/08	67,476.10 ✓	WT Fed#05668 Bank of America /Ftr/Bnf=Anchor Minerals,Inc Srf# IN16010715180268 Trn#160108055332 Rfb# 000000510
	01/15	826.80 ✓	ACH Prep Origintn - Mdw Gold R - File 7878782339 Coid 1462765234
		$190,440.60	**Total electronic debits/bank debits**

WELLS FARGO

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
1078	10,000.00	01/11	1079	60,000.00	01/12	1080	15,000.00	01/19

$85,000.00 Total checks paid

$275,440.60 Total debits

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
12/31	12,363.85	01/08	92,750.05	01/15	21,923.25
01/04	90,882.15	01/11	82,750.05	01/19	6,923.25
01/07	160,882.15	01/12	22,750.05	01/28	16,923.25

Average daily ledger balance $36,050.50

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2016, Wells Fargo is updating the descriptions of its procedures for verifying transactions in the existing agreements governing Company's deposit account. In the event of a conflict between this update and the existing agreements, this update will control.

.e provisions in the existing agreements pertaining to verification of transactions are deleted and replaced with the following:

"Verification of Transactions.

All transactions are subject to Bank's verification. This includes cash, items, or other funds offered for deposit for which Bank has provided a receipt. Bank does not verify all transactions. Bank reserves the right to reverse or otherwise adjust, at any time without prior notice to Company, any debit or credit Bank believes Bank has erroneously made to Company's Account.

It is Company's responsibility, and Bank has no obligation, to make sure the declared amount of funds offered for deposit is accurate. If Bank determines a discrepancy exists between the declared and the actual amount of the funds, Bank is permitted to adjust (debit or credit) Company's Account. Bank is also permitted to use the declared amount as the correct amount to be deposited and to not adjust a discrepancy if it is less than Bank's standard adjustment amount. Bank is permitted to vary its standard adjustment amount from time to time without notice to Company and to use different amounts depending on account type.

If Company notifies Bank of an error in the amount of a deposit shown on Company's Account statement within 30 days of the date Bank mails or otherwise makes the account statement available to Company, Bank will review the deposit and make any adjustment Bank determines is appropriate, subject to any applicable fees. If Company fails to notify Bank during this timeframe, the deposit amount on Company's statement will be considered correct. This means that if the actual amount is less than the amount on the statement, the difference will become Company's property. If the actual amount is more than the amount shown on the statement, the difference will become Bank's property.

If Company's account is a Commercial Deposit Account or an analyzed business deposit account, Company may arrange for Bank to adjust all discrepancies identified during any verification without regard to Bank's standard adjustment amount by contacting its relationship manager."

r questions, please contact your local banker or relationship manager or call the number listed on your account statement.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

MIDWAY GOLD CORP.
Statement of Account
Friday, January 01, 2016 - Sunday, January 31, 2016

Co. 21
00407893

count Name:	Account:	Branch:	Currency:
[redacted]6025	[redacted]6025	9656	CAD

B/D	Description	Debit	Credit	Date	Balance
	Balance Forward			01/04/2016	$16,328.45
	CIPS CREDIT INTEREST		$63.32	01/04/2016	
	CHQ#00898-2300048380	$2,506.11		01/04/2016	$13,885.66
	CHQ#00901-0100173101	$6,208.35		01/08/2016	
	CHQ#00893-0500527166	$62,947.50		01/08/2016	
•	RTN#00893 STOP PAYT		$62,947.50	01/08/2016	$7,677.31
	CHQ#00897-3144823973	$409.50		01/15/2016	
	CHQ#00902-3144823976	$409.50		01/15/2016	$6,858.31
	CHQ#00000-2300252742	$782.25		01/18/2016	$6,076.06
	IWPN CHARGES	$5.00		01/21/2016	
	CMS-BR/PT FEES	$8.00		01/21/2016	
	CMS-BR/PT FEES	$30.00		01/21/2016	$6,033.06
	CHQ#00903-4140418650	$450.00		01/22/2016	$5,583.06
	160125S1792600WIRE		$49,982.50	01/26/2016	$55,565.56
	SERVICE CHARGE	$8.75		01/29/2016	$55,556.81
	Closing Balance			01/29/2016	$55,556.81

	Debit	Credit
Totals:	$73,764.96	$112,993.32
Item Count:	11	3

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00058486	2.10112
Account Description	Wells Fargo (USD)	JN
Period Ending	1/31/2016	2-4-16

Balance per Bank Statement	22,031,728.24
Add Pending Deposits	.00
Less Outstanding Checks	18,293.29-
	22,013,434.95
Balance per General Ledger	22,013,434.95
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Douglas County Treasurer	1/29/2016	00006184	4,580.62-
FedEx	1/29/2016	00006185	36.48-
Mt Wheeler Power	1/29/2016	00006186	62.12-
NV Energy	1/29/2016	00006187	152.33-
U.S. Trustee	1/29/2016	00006188	325.00-
U.S. Trustee	1/29/2016	00006189	325.00-
U.S. Trustee	1/29/2016	00006190	9,750.00-
U.S. Trustee	1/29/2016	00006191	325.00-
U.S. Trustee	1/29/2016	00006192	325.00-
U.S. Trustee	1/29/2016	00006193	1,625.00-
Verizon Wireless	1/29/2016	00006194	560.98-
All Copy Products- MO	1/29/2016	00144841	225.76-
			18,293.29-

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	00059200	5.10112
Account Description	Wells Fargo (USD)	JV 2-4-16
Period Ending	1/31/2016	

Balance per Bank Statement	1,480.58
Add Pending Deposits	.00
Less Outstanding Checks	450.00-
	1,030.58
Balance per General Ledger	1,030.58
Variance	.00

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary		
Account Number	00060152	9.10112
Account Description	Wells Fargo (USD)	JN
Period Ending	1/31/2016	2-4-16

Balance per Bank Statement	2,027.66
Add Pending Deposits	.00
Less Outstanding Checks	722.97-
	1,304.69
Balance per General Ledger	1,304.69
Variance	.00

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	00376862	10.10112
Account Description	Wells Fargo (USD)	JN
Period Ending	1/31/2016	2-4-16

Balance per Bank Statement	1,483.70
Add Pending Deposits	.00
Less Outstanding Checks	450.00-
	1,033.70
Balance per General Ledger	1,033.70
Variance	.00

Midway Gold Corp / Mine Services LLC

Reconciliation Summary

Account Number	00537122	11.10112
Account Description	Wells Fargo (USD)	JN 2-4-16
Period Ending	1/31/2016	

Balance per Bank Statement	363.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	363.00
Balance per General Ledger	363.00
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary

Account Number	00544250	14.10112
Account Description	Wells Fargo (USD)	JIV
Period Ending	1/31/2016	2-4-16

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	00544498	15.10112	JIV
Account Description	Wells Fargo (USD)		2-4-16
Period Ending	1/31/2016		

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary

Account Number	00544746	16.10112
Account Description	Wells Fargo (USD)	JN
Period Ending	1/31/2016	2-4-16

Balance per Bank Statement	41,494.40
Add Pending Deposits	.00
Less Outstanding Checks	7,110.90-
	34,383.50
Balance per General Ledger	34,383.50
Variance	.00

Midway Gold Corp / Midway Pan Mine Co

Reconciliation Summary

Account Number	00544994	17.10112
Account Description	Wells Fargo (USD)	JN
Period Ending	1/31/2016	2-4-16

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Gold Rock Mine

Reconciliation Summary

Account Number	00545242	18.10112
Account Description	Wells Fargo (USD)	
Period Ending	1/31/2016	JN 2-4-16

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00545490	19.10112
Account Description	Wells Fargo (USD)	
Period Ending	1/31/2016	

Balance per Bank Statement	2,363,885.61
Add Pending Deposits	.00
Less Outstanding Checks	35,661.19-
	2,328,224.42
Balance per General Ledger	2,328,224.42
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
White Pine County Tourism & Re	5/1/2014	00001229	834.00-
Toby J. Valdez	5/5/2015	00002346	16.32-
United Rentals, Inc	6/8/2015	00002460	2,402.27-
Eureka Town Water and Sewer	11/6/2015	00002656	66.42-
Barrick Gold of North America	1/8/2016	00002729	982.02-
Jeffery M Snyder	1/15/2016	00002734	3,155.58-
Enviro Care Inc	1/22/2016	00002741	400.00-
Eureka County Television Distr	1/22/2016	00002742	750.00-
Suburban Propane	1/22/2016	00002747	4,000.00-
Airgas, Inc	1/29/2016	00002748	61.94-
Enterprise Damage Recovery Uni	1/29/2016	00002749	525.62-
Mt Wheeler Power	1/29/2016	00002750	215.28-
Murdocks Metal & Paint	1/29/2016	00002751	1,000.00-
NMS Labs, Inc.	1/29/2016	00002752	370.00-
NORCO Inc	1/29/2016	00002753	434.64-
Nevada Rural Housing Authority	1/29/2016	00002754	1,795.00-
Rapidspace/Quick Space	1/29/2016	00002755	382.43-
Ruby Mountain Natural Spring W	1/29/2016	00002756	26.00-
Sanitary Septic Service	1/29/2016	00002757	5,110.40-
U.S. Trustee	1/29/2016	00002758	10,400.00-
U.S. Trustee	1/29/2016	00002759	325.00-
Western Environmental Testing	1/29/2016	00002760	150.00-
Western Oilfields Supply Co	1/29/2016	00002761	2,258.27-
			35,661.19-

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00821630	19.10121
Account Description	BNY Mellon - Compensation	
Period Ending	1/31/2016	

JN
2-8-16

Balance per Bank Statement	360,683.23
Add Pending Deposits	.00
Less Outstanding Checks	.00
	360,683.23
Balance per General Ledger	360,683.23
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary

Account Number	00545738	20.10112	JIV
Account Description	Wells Fargo (USD)		2-4-16
Period Ending	1/31/2016		

Balance per Bank Statement	16,923.25
Add Pending Deposits	.00
Less Outstanding Checks	10,550.00-
	6,373.25
Balance per General Ledger	6,373.25
Variance	.00

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	00807893	21.10211	JN
Account Description	TD Canada Trust (CAD)		2-4-16
Period Ending	1/31/2016		

Balance per Bank Statement	55,556.81
Add Pending Deposits	.00
Less Outstanding Checks	17,118.49-
	38,438.32
Balance per General Ledger	38,438.32
Variance	.00